VOYAGEUR

Semi-annualReport

YOUR TAX SENSITIVE INVESTMENT MANAGER
DELAWARE-VOYAGEUR, U.S. GOVERNMENT SECURITIES FUND
(FORMERLY VOYAGEUR U.S. GOVERNMENT SECURITIES FUND)


Dated April 30, 1997

LETTER FROM THE PRESIDENT

Dear Shareholder:

As the stock market continued to climb to new highs, it again took center stage this reporting period. While we cannot predict when the stock market will experience a correction, we believe it cannot continue to go up indefinitely without some type of correction. Investors who diversify their portfolio with assets divided between stocks and bonds can reduce the impact of stock market downturns on their overall portfolio. A fixed income mutual fund, such as the Delaware-Voyageur U.S. Government Securities Fund, can play a key role in a well-planned investment strategy.

The Delaware-Voyageur U.S. Government Securities Fund is invested entirely in U.S. Treasury securities and GNMAs, securities that are backed by the full faith and credit of the United States government. In addition to being considered among the safest investments, these government securities guarantee the timely payment of interest and principal*. Fixed income securities by definition pay dividends at a fixed rate and specified time, so they can be a good source of regular income.

In the pages that follow, Jane M. Wyatt, the Fund's manager, will discuss some points of interest related to your Fund and the country's economy. She will also share her economic outlook.

The Delaware-Voyageur U.S. Government Securities Fund has been a proven performer with a strong and solid history. We appreciate your continued patronage of the Delaware-Voyageur U.S. Government Securities Fund. We look forward to working with you and your financial adviser in offering products and services designed to bring you closer to achieving your investment goals.


Sincerely,



Wayne A. Stork
Chairman, President and Chief Executive Officer



*Although the Fund invests in securities that are guaranteed by the U.S.
 Government, shares of the Fund are not guaranteed. Moreover, the price of such securities is not guaranteed but rather will fluctuate and respond to changes in interest rates, and therefore the Fund's net asset value will also fluctuate.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

[Photo]

JANE M. WYATT IS THE SENIOR PORTFOLIO MANAGER FOR THE DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND AS WELL AS VOYAGEUR'S CHIEF INVESTMENT OFFICER. JANE HAS 20 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND
 PRINCIPAL VALUE WILL FLUCTUATE.

For the six months ended
April 30, 1997, the Delaware-Voyageur U.S. Government Securities Fund's total return at NAV for class A shares was 1 percent. During this same six-month period, The Lehman Brothers Government Index returned 1.32 percent.*

MAINTAINING A LONG-TERM STRATEGY

The primary reason why we modestly underperformed the Lehman Brothers Government Index was due to our longer duration. This longer duration meant the Fund was more sensitive to interest rate movements -- such as the Federal Reserve rate hike in March 1997 -- than its benchmark, the Lehman Brothers Government Index.

We maintained our overweighting in mortgage-backed securities and, in fact, increased it to 63 percent of the fund. This increase in the Fund's mortgage-backed holdings has improved the income potential of the portfolio as well as given it a more defensive character going forward.

Despite our slight underperformance over the past few months, we will continue to maintain the Fund's longer duration. We believe that holding the Fund's duration to the intermediate part of the yield curve will allow us to offer our shareholders the best risk-adjusted returns over the long term.

U.S. ECONOMY

Currently in the United States is experiencing one of the longest economic business cycles in the past 100 years. We have enjoyed strong economic growth and unemployment rates have been extremely low. These are conditions that have historically have led to inflation, but to date it has not occurred. We believe the primary reason for this is that today, the United States is part of a more competitive global economy. Our domestic producers don't have the ability to raise prices as freely as they did when the U.S. domestic companies markets and earnings were more closely tied to the domestic economy. Today our producers compete with companies in Europe, Asia and Latin America. Until the global "surplus" is reduced it will be difficult for U.S. companies to regain their pricing power.

OUTLOOK

Since our last report, the Federal Reserve has raised the federal funds rate once in March. Although there is no sure "bet" that they will raise rates again in the near future, most market players and indicators are currently speculating more increases are on the way.

We believe the worse case scenario would be for the Federal Reserve to raise rates approximately a half a percent more by the end of 1997. However, we believe this type of an increase shouldn't have a material adverse impact on intermediateand longer-term fixed income securities since most of this increase has already been priced into those securities.

Given our belief that the Federal Reserve Board will maintain a vigilant anti-inflation policy, we think today's fixed income market continues to represent good value. We will continue to actively manage the Fund by monitoring current market activities and expectations. This is done in order to find opportunities where we can add value for the shareholders of the Delaware-Voyageur U.S. Government Securities Fund.

                         U.S. GOVERNMENT SECURITIES FUND

                        S E M I - A N N U A L R E P O R T

                              Dated April 30, 1997

LETTER FROM THE PRESIDENT

Dear Shareholder:

As the stock market continued to climb to new highs, it again took center stage this reporting period. While we cannot predict when the stock market will experience a correction, we believe it cannot continue to go up indefinitely without some type of correction. Investors who diversify their portfolio with assets divided between stocks and bonds can reduce the impact of stock market downturns on their overall portfolio. A fixed income mutual fund, such as the Delaware- Voyageur U.S. Government Securities Fund, can play a key role in a well-planned investment strategy.

The Delaware-Voyageur U.S. Government Securities Fund is invested entirely in U.S. Treasury securities and GNMAs, securities that are backed by the full faith and credit of the United States government. In addition to being considered among the safest investments, these government securities guarantee the timely payment of interest and principal*. Fixed income securities by definition pay dividends at a fixed rate and specified time, so they can be a good source of regular income.

In the pages that follow, Jane M. Wyatt, the Fund's manager, will discuss some points of interest related to your Fund and the country's economy. She will also share her economic outlook.

The Delaware-Voyageur U.S. Government Securities Fund has been a proven performer with a strong and solid history. We appreciate your continued patronage of the Delaware-Voyageur U.S. Government Securities Fund. We look forward to working with you and your financial adviser in offering products and services designed to bring you closer to achieving your investment goals.


Sincerely,



Wayne A. Stork
Chairman, President and Chief Executive Officer



* Although the Fund invests in securities that are guaranteed by the U.S. Government, shares of the Fund are not guaranteed. Moreover, the price of such securities is not guaranteed but rather will fluctuate and respond to changes in interest rates, and therefore the Fund's net asset value will also fluctuate.


DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                        APRIL 30, 1997
-------------------------------------------------------------------------------------
ASSETS

Investments in securities, at market value (note 1)
   (identified cost: $113,192,881) ..................................   $ 112,926,279
Cash in bank on demand deposit ......................................       1,787,591
Accrued interest receivable .........................................       1,410,326
Receivable for Fund shares sold .....................................             448
                                                                        -------------
   Total assets .....................................................     116,124,644
                                                                        -------------

LIABILITIES

Dividends payable to shareholders ...................................         105,496
Payable for Fund shares redeemed ....................................          73,135
Other accrued expenses ..............................................          42,444
                                                                        -------------
   Total liabilities ................................................         221,075
                                                                        -------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK ..................   $ 115,903,569
                                                                        =============

Represented by:
   Capital stock - authorized 10,000,000,000 shares of $.01 par value   $     114,023
   Additional paid-in capital .......................................     122,251,198
   Undistributed net investment income ..............................          87,650
   Accumulated net realized loss from investments ...................      (6,282,700)
   Unrealized depreciation of investments ...........................        (266,602)
                                                                        -------------
     TOTAL NET ASSETS ...............................................   $ 115,903,569
                                                                        =============

Net assets applicable to outstanding Class A Shares .................   $  62,533,040
                                                                        =============
Net assets applicable to outstanding Class B Shares .................   $   2,225,270
                                                                        =============
Net assets applicable to outstanding Class C Shares .................   $     222,844
                                                                        =============
Net assets applicable to outstanding Institutional Class Shares .....   $  50,922,415
                                                                        =============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A Shares (6,152,652 shares outstanding) (note 5) ...........   $       10.16
                                                                        =============
   Class B Shares (218,717 shares outstanding) (note 5) .............   $       10.17
                                                                        =============
   Class C Shares (21,943 shares outstanding) (note 5) ..............   $       10.16
                                                                        =============
   Institutional Class Shares (5,008,974 shares outstanding) (note 5)   $       10.17
                                                                        =============

See accompanying notes to financial statements.


DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

STATEMENT OF OPERATIONS (UNAUDITED)                   SIX MONTHS ENDED APRIL 30, 1997
-------------------------------------------------------------------------------------
Investment income:
   Interest ...........................................................   $ 4,048,903
                                                                          -----------

Expenses (note 3):
   Investment advisory and management fee .............................       295,281
   Dividend disbursing, administrative and accounting services fees ...        83,591
   Distribution fees (Class A) ........................................        80,449
   Distribution fees (Class B) ........................................        11,585
   Distribution fees (Class C) ........................................         1,153
   Distribution fees (Institutional Class) ............................        64,007
   Printing, postage and supplies .....................................        17,350
   Audit fees .........................................................        16,046
   Legal fees .........................................................         1,613
   Custodian fees .....................................................        12,634
   Directors' fees ....................................................         2,930
   Registration fees ..................................................        28,352
   Other ..............................................................         9,731
                                                                          -----------
     Total expenses ...................................................       624,722
   Less: Expenses waived or absorbed ..................................       (43,350)
                                                                          -----------
     Total net expenses ...............................................       581,372
                                                                          -----------
     Investment income - net ..........................................     3,467,531
                                                                          -----------

Realized and unrealized gain (loss) on investments (note 2):
   Realized gain on security transactions .............................       259,838
   Net change in unrealized appreciation or depreciation of investments    (2,522,173)
                                                                          -----------
     Net loss on investments ..........................................    (2,262,335)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $ 1,205,196
                                                                          ===========

See accompanying notes to financial statements.


DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   SIX MONTHS       FOUR MONTHS
                                                                                      ENDED            ENDED            YEAR
                                                                                 APRIL 30, 1997     OCTOBER 31,         ENDED
                                                                                   (UNAUDITED)     1996 (NOTE 1)    JUNE 30, 1996
                                                                                  -------------    -------------    -------------
Operations:
   Investment income - net ....................................................   $   3,467,531    $   2,259,383    $   7,374,676
   Net realized gain on investments ...........................................         259,838          936,151        2,285,055
   Net change in unrealized appreciation or depreciation of investments .......      (2,522,173)       1,370,635       (4,503,029)
                                                                                  -------------    -------------    -------------
     Net increase in net assets resulting from operations .....................       1,205,196        4,566,169        5,156,702
                                                                                  -------------    -------------    -------------
Distributions to shareholders from:
   Investment income - net:
     Class A ..................................................................      (1,967,921)      (1,364,201)      (4,281,883)
     Class B ..................................................................         (61,913)         (34,848)         (48,064)
     Class C ..................................................................          (6,176)          (4,027)         (13,726)
     Institutional Class ......................................................      (1,561,300)        (858,567)      (2,789,781)
                                                                                  -------------    -------------    -------------
       Total distributions ....................................................      (3,597,310)      (2,261,643)      (7,133,454)
                                                                                  -------------    -------------    -------------

Share transactions: (note 5)
   Proceeds from sale of shares:
     Class A (note 3) .........................................................       5,590,671          861,117        7,330,164
     Class B ..................................................................         389,773          404,912        1,769,115
     Class C ..................................................................           5,505            4,598           91,380
     Institutional Class ......................................................       7,982,337       10,243,939       15,417,147
   Net asset value of shares issued in reinvestment of
     net investment income distributions:
       Class A ................................................................       1,368,590          942,767        2,859,623
       Class B ................................................................          25,551           11,998           16,287
       Class C ................................................................           3,015            1,898            5,275
       Institutional Class ....................................................       1,221,631          595,190        1,796,765
   Payments for redemption of shares:
     Class A ..................................................................      (8,650,233)      (6,075,050)     (16,187,295)
     Class B (note 3) .........................................................        (277,857)        (100,618)        (105,794)
     Class C (note 3) .........................................................         (15,600)            (600)         (85,799)
     Institutional Class ......................................................      (7,303,909)      (3,372,008)     (29,486,507)
                                                                                  -------------    -------------    -------------
   Increase (decrease) in net assets from share transactions ..................         339,474        3,518,143      (16,579,639)
                                                                                  -------------    -------------    -------------
     Total increase (decrease) in net assets ..................................       2,052,640        5,822,669      (18,556,391)
Net assets at beginning of year ...............................................     117,956,209      112,133,540      130,689,931
                                                                                  -------------    -------------    -------------
Net assets at end of year (including undistributed net
     investment income of $87,650, $217,429 and $219,689,
     respectively) ............................................................   $ 115,903,569    $ 117,956,209    $ 112,133,540
                                                                                  =============    =============    =============

See accompanying notes to financial statements.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Delaware-Voyageur U. S. Government Securities Fund (formerly Voyageur U.S. Government Securities Fund) (the Fund) is a portfolio within Voyageur Funds, Inc. which is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund seeks high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government. The Fund offers Class A, Class B, Class C and Institutional Class Shares. Class A Shares are sold with a front-end sales charge. Class B Shares are sold subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares are sold subject to a contingent deferred sales charge and have no conversion feature. Institutional Class Shares are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.
   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level- yield amortization of premium and discount, is accrued daily.

FEDERAL INCOME TAXES

   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
   For federal income tax purposes, at October 31, 1996, the Fund had a capital loss carryover of $6,455,498 that will expire in the years 2002 through 2003 if not offset by subsequent capital gains. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS

   Dividends declared daily from net investment income are payable monthly in cash or may be reinvested in additional shares of the Fund at net asset value. Net realized short-term capital gains, when available, may be distributed throughout the year. Net realized long-term capital gains, when available, are distributed annually.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
   Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

(2) INVESTMENT SECURITIES TRANSACTIONS

   Purchase cost and proceeds of sales of investment securities, other than short-term securities, aggregated $108,811,194 and $110,502,883, respectively, for the six months ended April 30, 1997.

(3) EXPENSES

   The Fund has an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur), under which Voyageur manages the Fund's assets and furnishes related office facilities, equipment, research and personnel. The Fund pays a monthly fee to Voyageur equal to an annual rate of .50% of the Fund's average daily net assets.
   The Fund also has Distribution Agreements under Rule 12b-1 of the Investment Company Act of 1940 with Delaware Distributors, L.P. (Fund Distributors). The Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the average daily net assets of the Class A and Institutional Class Shares and 1.00% of the average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion.
   The Fund will also pay a fee to Delaware Service Company for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account permonth, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of dividend disbursing, administrative and accounting services.
   In addition to the fees above, the Fund is responsible for paying most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services, and other miscellaneous expenses. Under the investment advisory agreement, Voyageur is obligated to pay all expenses and fees (excluding distribution fees, interest, taxes and brokerage commission) which exceed 1.00% of the Fund's average daily net assets, on an annual basis. During the six months ended April 30, 1997, Voyageur voluntarily absorbed $43,350.
   Sales charges paid by Class A shareholders were $19,755 during the six months ended April 30, 1997. Of this amount, Fund Distributors received $2,841. Contingent deferred sales charges paid by Class B and Class C shareholders were $3,245 and $6, respectively.

(4) FUND REORGANIZATION

   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. The "assignment" of the advisory agreement relating to the merger has been approved by the Fund's Board of Directors and shareholders. LNC acquired DFG on April 30, 1997. Upon completion of the acquisition, Delaware Distributors, L.P. became the distributor for the Fund, and Delaware Service Company, Inc. became the Fund's transfer, dividend disbursing and shareholder servicing agent. On May 30, 1997, Delaware Management Company, Inc. assumed the investment advisory agreement for the Fund.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------


(5) SHARE TRANSACTIONS

   Transactions in shares for the periods ended April 30, 1997, October 31, 1996 and June 30, 1996 were as follows:

                                                 CLASS A                                  CLASS B
                                 -------------------------------------   ---------------------------------------
                                 SIX MONTHS    FOUR MONTHS    YEAR        SIX MONTHS    FOUR MONTHS      YEAR
                                    ENDED         ENDED       ENDED          ENDED         ENDED         ENDED
                                APRIL 30, 1997  OCTOBER 31,  JUNE 30,    APRIL 30, 1997  OCTOBER 31,    JUNE 30,
                                 (UNAUDITED)      1996        1996        (UNAUDITED)       1996          1996
                                 -------------------------------------   ---------------------------------------
Shares sold .................      543,758        84,718       701,265        37,334        39,770       170,138
Shares issued for
   reinvested distributions .      133,433        92,642       275,527         2,489         1,177         1,571
Shares redeemed .............     (843,750)     (595,352)   (1,556,383)      (27,232)       (9,851)      (10,038)
                                ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in shares
   outstanding ..............     (166,559)   (417,992)     (  579,591)       12,591        31,096       161,671
                                ==========    ==========    ==========    ==========    ==========    ==========


                                                                                        INSTITUTIONAL
                                                 CLASS C                                   CLASS
                                -------------------------------------   ---------------------------------------
                                  SIX MONTHS   FOUR MONTHS     YEAR      SIX MONTHS    FOUR MONTHS      YEAR
                                     ENDED         ENDED       ENDED        ENDED         ENDED         ENDED
                                APRIL 30, 1997  OCTOBER 31,   JUNE 30,  APRIL 30, 1997  OCTOBER 31,    JUNE 30,
                                   (UNAUDITED)    1996          1996      (UNAUDITED)      1996          1996
                                --------------------------------------------------------------------------------
Shares sold .................          527           449         8,796       773,988       997,379     1,475,063
Shares issued for
   reinvested distributions .          294           187           506       119,053        58,441       173,176
Shares redeemed .............       (1,509)          (59)       (8,540)     (710,755)     (330,989)   (2,794,116)
                                ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in shares
   outstanding ..............         (688)          577           762       182,286       724,831    (1,145,877)
                                ==========    ==========    ==========    ==========    ==========    ==========

-----------------------------
* Commencement of operations.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

(6) FINANCIAL HIGHLIGHTS

    Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                    CLASS A
                                     -----------------------------------------------------------------------------
                                   SIX MONTHS   FOUR MONTHS
                                      ENDED        ENDED                      YEAR ENDED JUNE 30,
                                  APRIL 30, 1997 OCTOBER 31, -----------------------------------------------------
                                    (UNAUDITED)    1996        1996       1995        1994       1993       1992
                                     --------    --------    --------   --------    --------   --------   --------
Net asset value:
    Beginning of period............    $10.37      $10.16      $10.37      $9.76      $10.99     $10.46     $ 9.99
                                     --------    --------    --------   --------    --------   --------   --------

Operations:
    Net investment income..........       .30         .21         .63        .62         .55        .61        .67
    Net realized and unrealized
       gain (loss) on investments..      (.20)        .21        (.23)       .63        (.94)       .83        .76
                                     --------    --------    --------   --------    --------   --------   --------
         Total from operations.....       .10         .42         .40       1.25        (.39)      1.44       1.43
                                     --------    --------    --------   --------    --------   --------   --------

Distributions to shareholders:
    From net investment income......     (.31)       (.21)       (.61)      (.62)       (.55)      (.61)      (.67)
    From net realized gains........        --          --          --       (.02)       (.29)      (.30)      (.29)
                                     --------    --------    --------   --------    --------   --------   --------
       Total distributions..........     (.31)       (.21)       (.61)      (.64)       (.84)      (.91)      (.96)
                                     --------    --------    --------   --------    --------   --------   --------

Net asset value:
    End of period...................   $10.16      $10.37      $10.16     $10.37      $ 9.76     $10.99     $10.46
                                     ========    ========    ========   ========    ========   ========   ========

Total investment return (d).........     1.00%       4.18%       3.88%     13.45%      (3.95)%    14.25%     14.68%
Net assets at end of
    period (000's omitted)..........  $62,533     $65,516     $68,442    $75,886     $84,660   $112,604    $53,332

Ratios:
    Ratio of expenses to
       average daily net assets (f).   .97%(e)     .98%(e)        .97%       .95%        .96%      1.10%      1.00%
    Ratio of net investment income
       to average daily net assets..  5.88%(e)    6.03%(e)       6.07%      6.38%       5.10%      5.61%      6.60%
    Assuming no voluntary waivers
      and reimbursements:
       Expenses (b).................  1.04%(e)     .98%(e)        .97%       .95%        .96%      1.14%      1.25%
       Net investment income........  5.81%(e)    6.03%(e)       6.07%      6.38%       5.10%      5.57%      6.35%
    Portfolio turnover rate (excluding
       short-term securities).......    91.44%      66.29%     145.35%    144.39%     124.38%    175.02%    198.54%


See accompanying notes to Financial Highlights.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

(6) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           CLASS B
                                           ------------------------------------------------------------------------
                                            SIX MONTHS    FOUR MONTHS      YEAR            YEAR        PERIOD FROM
                                               ENDED         ENDED         ENDED           ENDED         JUNE 7,
                                          APRIL 30, 1997  OCTOBER 31     JUNE 30,        JUNE 30,      1994(c) TO
                                            (UNAUDITED)       1996         1996            1995      JUNE 30, 1994
                                           ---------------------------------------------------------- -------------
Net asset value:
   Beginning of period...................      $10.38        $10.17         $10.38          $9.75         $10.05
                                             --------     ---------       --------        -------       --------

Operations:
   Net investment income.................         .26           .18            .57            .56            .01
   Net realized and unrealized
     gain (loss) on investments..........        (.20)          .21           (.23)           .65           (.28)
                                             --------     ---------       --------        -------       --------
       Total from operations.............         .06           .39            .34           1.21           (.27)
                                             --------     ---------       --------        -------       --------

Distributions to shareholders:
   From net investment income............        (.27)         (.18)          (.55)          (.56)          (.01)
   From net realized gains...............        --            --              --            (.02)          (.02)
                                             --------     ---------       --------        -------       --------
     Total distributions.................        (.27)         (.18)          (.55)          (.58)          (.03)
                                             --------     ---------       --------        -------       --------

Net asset value:
   End of period.........................      $10.17        $10.38         $10.17         $10.38          $9.75
                                             ========     =========       ========        =======       ========

Total investment return (d)..............        .62%         3.91%          3.32%         12.90%        (2.68)%
Net assets at end of
   period (000's omitted)................      $2,225        $2,139         $1,780           $139            $24

Ratios:
   Ratio of expenses to
     average daily net assets (f)........    1.72%(e)      1.73%(e)          1.46%          1.54%        .30%(a)
   Ratio of net investment income
     to average daily net assets.........    5.13%(e)      5.24%(e)          5.55%          5.56%        .11%(a)
   Assuming no voluntary waivers
     and reimbursements:
       Expenses (b)......................    1.79%(e)      1.73%(e)          1.63%          1.69%        .30%(a)
       Net investment income.............    5.06%(e)      5.24%(e)          5.38%          5.41%        .11%(a)
   Portfolio turnover rate (excluding
     short-term securities)..............   91.44%        66.29%           145.35%        144.39%        124.38%


See accompanying notes to Financial Highlights.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------------------------------------------------------

(6) FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                            CLASS C
                                                 --------------------------------------------------------------
                                                  SIX MONTHS      FOUR MONTHS       YEAR           PERIOD FROM
                                                     ENDED           ENDED          ENDED          JANUARY 10,
                                                APRIL 30, 1997    OCTOBER 31,     JUNE 30,         1995(c) TO
                                                  (UNAUDITED)         1996           1996         JUNE 30, 1995
                                                 ------------- -------------------------------    -------------
Net asset value:
   Beginning of period.........................      $10.36        $10.15           $10.36             $9.48
                                                  ---------     ---------         --------           -------

Operations:
   Net investment income.......................         .26           .18              .55               .27
   Net realized and unrealized
     gain (loss) on investments................        (.19)          .21             (.23)              .88
                                                  ---------     ---------         --------           -------
       Total from operations...................         .07           .39              .32              1.15
                                                  ---------     ---------         --------           -------

Distributions to shareholders:
   From net investment income..................        (.27)         (.18)            (.53)             (.27)
   From net realized gains.....................        --             --               --                --
                                                  ---------     ---------         --------           -------
     Total distributions.......................        (.27)         (.18)            (.53)             (.27)
                                                  ---------     ---------         --------           -------

Net asset value:
   End of period...............................      $10.16        $10.36           $10.15            $10.36
                                                  =========     =========         ========           =======

Total investment return (d)....................        .72%          3.92%           3.11%             12.73%
Net assets at end of
   period (000's omitted)......................        $223          $234            $224               $221

Ratios:
   Ratio of expenses to
     average daily net assets (f)..............    1.72%(e)       1.73%(e)           1.70%           1.62%(e)
   Ratio of net investment income
     to average daily net assets...............    5.12%(e)       5.26%(e)           5.33%           5.10%(e)
   Assuming no voluntary waivers
     and reimbursements:
       Expenses (b)............................    1.79%(e)       1.73%(e)           1.70%           1.65%(e)
       Net investment income...................    5.05%(e)       5.26%(e)           5.33%           5.07%(e)
   Portfolio turnover rate (excluding
     short-term securities)....................   91.44%            66.29%         145.35%            144.39%

See accompanying notes to Financial Highlights.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

(6) FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                     INSTITUTIONAL CLASS
                                          -------------------------------------------------------------------------

                                            SIX MONTHS   FOUR MONTHS      YEAR           YEAR        PERIOD FROM
                                               ENDED        ENDED         ENDED          ENDED         JUNE 7,
                                          APRIL 30, 1997  OCTOBER 31     JUNE 30,       JUNE 30,      1994(c) TO
                                            (UNAUDITED)     1996           1996          1995        JUNE 30, 1994
                                            -----------     ----           ----          ----        -------------
Net asset value:
   Beginning of period...................     $10.37        $10.16         $10.37          $9.75         $10.05
                                            ---------    ---------       ---------      --------        --------

Operations:
   Net investment income.................        .30           .21            .63            .62            .01
   Net realized and unrealized
     gain (loss) on investments..........       (.19)          .21           (.23)           .64           (.28)
                                            ---------    ---------       ---------      --------        --------
       Total from operations.............        .11           .42            .40           1.26           (.27)
                                            ---------    ---------       ---------      --------        --------

Distributions to shareholders:
   From net investment income............       (.31)         (.21)          (.61)          (.62)          (.01)
   From net realized gains...............        --            --              --           (.02)          (.02)
                                            ---------    ---------       ---------      --------        --------
     Total distributions.................       (.31)         (.21)          (.61)          (.64)          (.03)
                                            ---------    ---------       ---------      --------        --------

Net asset value:
   End of period.........................      $10.17        $10.37         $10.16         $10.37          $9.75
                                               ======        ======         ======         ======          =====

Total investment return (d)..............       1.10%         4.17%          3.88%         13.57%        (2.64)%
Net assets at end of
   period (000's omitted)................     $50,922       $50,066        $41,688        $54,445        $49,898

Ratios:
   Ratio of expenses to
     average daily net assets (f)........     .97%(e)       .99%(e)           .97%           .94%        .25%(a)
   Ratio of net investment income
     to average daily net assets.........    5.88%(e)      6.00%(e)          6.07%          6.39%        .16%(a)
   Assuming no voluntary waivers and
     reimbursements:
       Expenses (b)......................    1.04%(e)       .99%(e)           .97%           .94%        .25%(a)
       Net investment income.............    5.81%(e)      6.00%(e)          6.07%          6.39%        .16%(a)
   Portfolio turnover rate (excluding
     short-term securities)..............  91.44%            66.29%        145.35%        144.39%        124.38%


See accompanying notes to Financial Highlights.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS

(a) Ratios presented for the period from June 7, 1994 to June 30, 1994 are not annualized as they are not indicative of anticipated annual results.
(b) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during several periods presented. The annual contractual expense limit for the Fund (excluding distribution fees) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A and Institutional Class Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(c)  Commencement of operations.
(d) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(e)  Annualized.
(f) Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

See accompanying notes to Financial Highlights.

DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                                                            APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL            MARKET
                                NAME OF ISSUER                                         AMOUNT             VALUE(a)
------------------------------------------------------------------------------------------------------------------
(Percentage of each investment category relates to total net assets)

BONDS (97.4%):
  U.S. GOVERNMENT AGENCY OBLIGATIONS (62.3%):
------------------------------------------------------------------------------------------------------------------

   Government National Mortgage Association
     Mortgage-Backed Pass-Thru Certificates
       10.00%    due 12/20/02                                                  $        62,048       $      65,383
       10.00%    due 03/15/16                                                           55,904              61,669
        8.00%    due 01/15/17                                                           43,850              45,069
        7.50%    due 03/15/27                                                       16,101,733          15,967,783
        7.00%    due 09/15/25                                                        1,873,056           1,816,864
        7.00%    due 01/15/26                                                       15,458,278          14,980,882
        7.00%    due 02/15/26                                                        4,766,728           4,619,245
        7.00%    due 03/15/26                                                        2,015,141           1,952,792
        7.00%    due 04/15/26                                                        3,088,417           2,991,904
        7.00%    due 07/15/26                                                        2,967,355           2,874,625
        6.50%    due 03/15/26                                                       18,074,276          16,989,820
        6.50%    due 04/15/26                                                        1,689,204           1,587,852
        6.50%    due 05/15/26                                                        8,777,861           8,251,189
                                                                                                    --------------
                                                                                                        72,205,077
                                                                                                    --------------

U.S. TREASURY ISSUES (35.1%)
------------------------------------------------------------------------------------------------------------------

   U.S. Treasury Notes
       10.00%    due 05/15/10                                                       15,000,000          17,904,150
        8.88%    due 05/15/00                                                        1,000,000           1,067,310
        8.00%    due 05/15/99                                                          500,000             517,345
        6.75%    due 04/30/00                                                        2,050,000           2,066,482
        5.75%    due 12/31/98                                                        1,000,000             993,650
        5.75%    due 08/15/03                                                        2,100,000           2,005,689
        5.63%    due 11/30/00                                                          900,000             875,412
        5.50%    due 11/15/98                                                        2,750,000           2,723,600
        3.38%    due 01/15/07                                                       10,228,350          10,058,764



See accompanying notes to investments in securities.





DELAWARE-VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
INVESTMENTS IN SECURITIES (UNAUDITED) (CONTINUED)                                                APRIL 30, 1997
------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL            MARKET
                                NAME OF ISSUER                                         AMOUNT             VALUE(a)
------------------------------------------------------------------------------------------------------------------
   U.S. Treasury Strips
        6.83%    due 02/15/12(c)                                                    $7,000,000      $    2,508,800
                                                                                                    --------------
                                                                                                        40,721,202
                                                                                                    --------------


        TOTAL INVESTMENTS IN SECURITIES (cost: $113,192,881) (b)                                    $  112,926,279
                                                                                                    ==============


NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) The cost of securities for federal income tax purposes was $113,279,921 and the aggregate gross unrealized appreciation and depreciation based on this cost was:

           Gross unrealized appreciation......       $   734,638
           Gross unrealized depreciation......        (1,088,280)
                                                      -----------
             Net unrealized depreciation......       $  (353,642)
                                                     ============

(c) Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.

THE DELAWARE-VOYAGEUR FUNDS
SHAREHOLDER MEETING RESULTS
--------------------------------------------------------------------------------
A meeting of the fund's shareholders was held on April 11, 1997. The meeting results including the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non- votes with the respect to such matter, are set forth below.

     1.  The funds' common and preferred shareholders (preferred shareholders only for Messrs.
         Longstreth and Madison) elected the following directors:

                                                                        Shares           Shares Withholding
                                                                       Voted "For"        Authority to Vote
                                                                      ------------       ------------------
              Walter P. Babich.................................         7,564,580                51,670
              Anthony D. Knerr.................................         7,564,580                51,670
              Ann R. Leven.....................................         7,564,580                51,670
              W. Thacher Longstreth............................         7,564,580                51,670
              Thomas F. Madison................................         7,564,580                51,670
              Jeffrey J. Nick..................................         7,564,580                51,670
              Charles E. Peck..................................         7,564,580                51,670
              Wayne A. Stork...................................         7,564,580                51,670


     2.  The funds' shareholders voted to approve a new Investment Advisory Agreement.  The following votes were cast regarding this matter:

                      Voted "For"       Voted "Against"           Abstentions          Broker Non Votes
                      -----------       ---------------           -----------          ----------------
                       7,078,351            71,391                  184,934                 281,574

     3.  The funds' shareholders voted to approve a Sub-Advisory Agreement.  The following votes were cast regarding this matter:

                      Voted "For"       Voted "Against"           Abstentions          Broker Non Votes
                      -----------       ---------------           -----------          ----------------
                       7,027,299            73,030                  234,347                 281,574

Delaware Group
---------------
of Funds
--------
FOR GROWTH OF CAPITAL
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceeded or accompanied by a current U.S. Government Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial advisor or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker. Be sure to consult your financial adviser when making investment decisions. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.




INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 MARKET STREET
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
Nationwide (800) 659-2265

(C) Delaware Distributors, L.P.

VOY-USGSA 6/97